λ GM220804AD

AMENDMENT AGREEMENT IN RESPECT OF
USD 9,500,000 FACILITY AGREEMENT

This Agreement is dated 23 March 2023 and made between:

(1) TOP MORAL SHIPPING LIMITED, as borrower (the "Borrower");

(2) TOPSHEEN SHIPPING SINGAPORE PTE. LTD. (the "Corporate Guarantor");

(3) LEI Shoucheng, ZHANG Dong, XU Qing, ZHANG Guohua (the "Personal Guarantor"); and

(4) CHAILEASE INTERNATIONAL FINANCIAL SERVICES (SINGAPORE) PTE. LTD., a company incorporated in Singapore with UEN 201934648C and its registered address at 18 Robinson Road, #15-01, 18 Robinson, Singapore 048547(the "Lender"),

(together the "**Parties**" and each a "**Party**").

WHEREAS:

(A) By a facility agreement dated 3 August 2022 with Reference No. GM220804AD (the "**Original Facility Agreement**") made among (i) the Borrower, (ii) the Corporate Guarantor/Personal Guarantor and (iii) the Lender, the Lender granted to Borrower a loan in the amount of USD 9,500,000 upon the terms and subject to the conditions set out therein.

(B) By an utilisation request dated 8 August 2022 referred to in the Original Facility Agreement (the "**Utilisation Request**") issued by the Borrower, the Lender agreed to, among others, the interest rate, the interest period, and the repayment schedule, as specifically requested by the Borrower in the Utilisation Request and subject to the conditions set out therein.

(C) Given the impending cessation of LIBOR, the Parties hereby agree to enter into this Amendment Agreement to document the amendment of the interest rate calculation upon the terms and subject to the conditions set out herein.

It is agreed by the Parties as follows:

1. With effect from 8 April 2023 (the "Effective Date"), the Facility Agreement shall be amended as follows:
   - (i) The definitions of "LIBOR" and "Screen Rate" shall be deleted in its entirety.
   - (ii) The current interest rate shall be replaced by a replacement interest rate, comprised of Term SOFR 1 month, 0% and 4.16%.

2. The Facility Agreement and this Amendment Agreement shall be read and construed as one document and this Amendment Agreement shall be considered as part of the Facility Agreement and, without prejudice to the generality of the foregoing, where the context so allows, references in the Facility Agreement to "this Amendment Agreement" or "this Facility Agreement", howsoever expressed, shall be read and construed as references to the Facility Agreement as amended, modified or supplemented by this Amendment

Agreement. Except to the extent expressly amended by the provisions of this Amendment Agreement, the terms and conditions of the Facility Agreement and all other instruments and agreements executed, delivered or entered into thereunder or pursuant thereto are hereby confirmed and shall remain in full force and effect. Unless a contrary indication appears, a reference in this Agreement to:

(i) the Lender's "cost of funds" in relation to the Loan or any part of the Loan is a reference to the average cost (determined either on an actual or a notional basis) which the Lender would incur if it were to fund, from whatever source(s) it may reasonably select, an amount equal to the amount of the Loan or that part of the Loan for a period equal in length to the Interest Period of the Loan or that part of the Loan.

(ii) The determination of the extent to which a rate is "for a period equal in length" to an Interest Period shall disregard any inconsistency arising from the last day of that Interest Period being determined pursuant to the terms of this Agreement.

3. Each Party (other than the Lender) represents and warrants to and for the benefit of the Lender as follows:

(i) all action, conditions and things required to be taken, fulfilled and done (including the obtaining of any necessary consents) in order (a) to enable it lawfully to enter into, exercise its rights and perform and comply with its obligations under, this Amendment Agreement, and (b) to make this Amendment Agreement admissible in evidence in the relevant jurisdiction under the Facility Agreement, have been taken, fulfilled and done;

(ii) its entry into, exercise of its rights and/or performance of or compliance with its obligations under this Amendment Agreement do not and will not violate (a) any law to which it is subject, (b) its Constitution or (c) any agreement to which it is a party or which is binding on it or its assets;

(iii) this Amendment Agreement and the Facility Agreement (as amended by this Amendment Agreement) constitute its valid, binding and enforceable obligations; and

(iv) it is not in breach of any of its obligations under the Facility Agreement (as amended by this Amendment Agreement).

4. If any Published Rate Replacement Event has occurred after the replacement hereinabove in relation to any Published Rate for dollars, any amendment or waiver which relates to:

(i) providing for the use of a Replacement Reference Rate in place of that Published Rate; and

(ii) aligning any provision of any Security Document to the use of that Replacement Reference Rate;

(iii) enabling that Replacement Reference Rate to be used for the calculation of interest under this Agreement (including, without limitation, any consequential changes required to enable that Replacement Reference Rate to be used for the purposes of

this Agreement);

(iv) implementing market conventions applicable to that Replacement Reference Rate;

(v) providing for appropriate fallback (and market disruption) provisions for that Replacement Reference Rate; or

(vi) adjusting the pricing to reduce or eliminate, to the extent reasonably practicable, any transfer of economic value from one party hereto to another as a result of the application of that Replacement Reference Rate (and if any adjustment or method for calculating any adjustment has been formally designated, nominated or recommended by the Relevant Nominating Body, the adjustment shall be determined on the basis of that designation, nomination or recommendation),

should be made with the consent of the Lender and the Borrower.

5. From and after the date hereof, each of the Parties agrees to execute and deliver all such agreements, instruments, and documents and to take all such further actions as the Lender may reasonably deem necessary from time to time to carry out the intent and purpose of this Agreement, and to consummate the transactions contemplated by this Agreement.

6. This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Amendment Agreement.

7. Governing Law and Jurisdiction of the Original Facility Agreement applies to this Agreement *mutatis mutandis* as if it were expressly incorporated herein

In witness whereof this Agreement has been entered into on the date stated at the beginning.

SIGNATURE PAGE

The Borrower

TOP MORAL SHIPPING LIMITED

By:

____

Name : XU Qing

Title : Director

In the presence of

The Corporate Guarantor

TOPSHEEN SHIPPING SINGAPORE PTE. LTD.

By:

____

Name : ZHANG Dong

Title : Director

In the presence of

The Personal Guarantor

LEI Shoucheng

By:

____

Name : LEI Shoucheng

Title : Director

In the presence of

SIGNATURE PAGE

The Borrower

TOP MORAL SHIPPING LIMITED

By:

Name : XU Qing

Title : Director

In the presence of

The Corporate Guarantor

TOPSHEEN SHIPPING SINGAPORE PTE. LTD.

By:

Name : ZHANG Dong

Title : Director

In the presence of

The Personal Guarantor

LEI Shoucheng

By:

Name : LEI Shoucheng

Title : Director

In the presence of ZHANG Ying.

The Personal Guarantor

ZHANG Dong

By:

Name : ZHANG Dong

Title : Director

In the presence of

The Personal Guarantor

XU Qing

By:

Name : XU Qing

Title : Director

In the presence of

The Personal Guarantor

ZHANG Guohua

By:

Name : ZHANG Guohua

Title : Director

In the presence of

The Lender

Chailease International Financial Services (Singapore) Pte. Ltd.

By:

Name : Liu Ming Chang

Title :

In the presence of